Exhibit 10.20

9002

ups

6/22/15

June 15, 2015

SENT VIA UPS

Amigos Rental LLC

Attn: Mona Stein

12021 E 13th ST N, Building 100

Wichita, Ks 67206

Re:	Exercise of Option to Renew

3531 N Ridge Rd, 2nd Floor

Wichita, Ks 67205

Dear Landlord:

Please accept this letter as notice that we wish to extend the term of our lease pursuant to the Lease Agreement, Section 14, dated on November 16, 2010 by and between Dinning Beard, Inc and Tiger Financial Management, LLC.

Very truly yours,

Suzie McDonald

Lease Administrator

(316) 494-6512

suziemcdonald@speedyinc.com